UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2025

CRH public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-32846	98-0366809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stonemason’s Way, Rathfarnham,

Dublin 16, D16 KH51

Ireland

(Address of principal executive offices)

+353 1 404 1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of €0.32 each	CRH	New York Stock Exchange
5.200% Guaranteed Notes due 2029	CRH/29	New York Stock Exchange
6.400% Notes due 2033	CRH/33A	New York Stock Exchange
5.400% Guaranteed Notes due 2034	CRH/34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act ☐

Item 8.01	Other Events.

Offerings of U.S. Dollar Guaranteed Notes

On January 9, 2025, CRH America Finance, Inc. (“America Finance”), a wholly owned subsidiary of CRH public limited company (“CRH plc”), completed the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of January 6, 2025, between CRH plc, America Finance and BofA Securities, Inc., J.P. Morgan Securities LLC and SG Americas Securities, LLC, as representatives of the several underwriters named therein (the “America Finance Underwriting Agreement”). Pursuant to the America Finance Underwriting Agreement, America Finance agreed to issue and sell to the underwriters named therein (i) $1,250,000,000 aggregate principal amount of 5.500% Guaranteed Notes due 2035 (the “2035 notes”) and (ii) $500,000,000 aggregate principal amount of 5.875% Guaranteed Notes due 2055 of America Finance (the “2055 notes” and together with the 2035 notes, the “America Finance Notes”), fully and unconditionally guaranteed by CRH plc as to the principal, interest, premium, if any, and any other amounts payable in respect of them. The America Finance Notes were issued in an offering registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and issued pursuant to an Indenture, dated as of May 21, 2024, between CRH plc, America Finance and The Bank of New York Mellon, as trustee, and an officer’s certificate, dated as of January 9, 2025, by America Finance and CRH plc with respect to the America Finance Notes (such indenture, the “America Finance Indenture” and such officer’s certificate, the “America Finance Officer’s Certificate”).

Also on January 9, 2025, CRH SMW Finance Designated Activity Company (“SMW Finance DAC”), a wholly owned subsidiary of CRH plc, completed the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of January 6, 2025, between CRH plc, SMW Finance DAC and BofA Securities, Inc., J.P. Morgan Securities LLC and SG Americas Securities, LLC, as representatives of the several underwriters named therein (the “SMW Finance DAC Underwriting Agreement” and together with the America Finance Underwriting Agreement, the “Underwriting Agreements”). Pursuant to the SMW Finance DAC Underwriting Agreement, SMW Finance DAC agreed to issue and sell to the underwriters named therein $1,250,000,000 aggregate principal amount of 5.125% Guaranteed Notes due 2030 of SMW Finance DAC (the “2030 Notes” and together with the America Finance Notes, the “Notes”). The 2030 Notes are fully and unconditionally guaranteed by CRH plc as to the principal, interest, premium, if any, and any other amounts payable in respect of them. The 2030 Notes were issued in an offering registered under the Securities Act, and issued pursuant to an Indenture, dated as of May 21, 2024, between CRH plc, SMW Finance DAC and The Bank of New York Mellon, as trustee, and an officers’ certificate, dated as of January 9, 2025, by SMW Finance DAC and CRH plc with respect to the 2030 Notes (such indenture, together with the America Finance Indenture, the “Indentures” and such officer’s certificate, together with the America Finance Officer’s Certificate, the “Officer’s Certificates”).

The net proceeds of the offerings of Notes are expected to be used for general corporate purposes.

The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indentures, filed as Exhibits 4.1 and 4.2 hereto, the Underwriting Agreements, filed as Exhibits 1.1 and 1.2 hereto, the Officer’s Certificates, filed as Exhibits 4.3 and 4.4 hereto, and the forms of global notes evidencing the Notes included therein, each of which are incorporated herein by reference. In connection with the issuance and sale of the Notes, legal opinions regarding the validity of the Notes are filed as Exhibits 5.1 to 5.4 to this Form 8-K for the purpose of incorporating such opinions into the Registration Statement of CRH plc on Form S-3 (No. 333-279349).

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated as of January 6, 2025, between CRH plc, CRH America Finance, Inc. and BofA Securities, Inc., J.P. Morgan Securities LLC and SG Americas Securities, LLC, as representatives of the several underwriters named therein.

1.2	Underwriting Agreement, dated as of January 6, 2025, between CRH plc, CRH SMW Finance DAC and BofA Securities, Inc., J.P. Morgan Securities LLC and SG Americas Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 21, 2024, between CRH plc, CRH America Finance, Inc. and The Bank of New York Mellon (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 21, 2024).

4.2	Indenture, dated as of May 21, 2024, between CRH plc, CRH SMW Finance DAC and The Bank of New York Mellon (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on May 21, 2024).

4.3	Officer’s Certificate of CRH America Finance, Inc. and CRH plc pursuant to Sections 102 and 301 of the Indenture, dated January 9, 2025, setting forth the terms of (i) the 5.500% Guaranteed Notes due 2035 and (ii) the 5.875% Guaranteed Notes due 2055.

4.4	Officer’s Certificate of CRH SMW Finance DAC and CRH plc pursuant to Sections 102 and 301 of the Indenture, dated January 9, 2025, setting forth the terms of the 5.125% Guaranteed Notes due 2030.

4.5	Form of 5.500% Guaranteed Notes due 2035 (included in Exhibit 4.3).

4.6	Form of 5.875% Guaranteed Notes due 2055 (included in Exhibit 4.3).

4.7	Form of 5.125% Guaranteed Notes due 2030 (included in Exhibit 4.4).

5.1	Opinion of Arthur Cox LLP, relating to the (i) 5.500% Guaranteed Notes due 2035 and (ii) 5.875% Guaranteed Notes due 2055.

5.2	Opinion of Arthur Cox LLP, relating to the 5.125% Guaranteed Notes due 2030.

5.3	Opinion of Sullivan & Cromwell LLP, relating to the (i) 5.500% Guaranteed Notes due 2035 and (ii) 5.875% Guaranteed Notes due 2055.

5.4	Opinion of Sullivan & Cromwell LLP, relating to the 5.125% Guaranteed Notes due 2030.

23.1	Consent of Arthur Cox LLP (included in Exhibit 5.1).

23.2	Consent of Arthur Cox LLP (included in Exhibit 5.2).

23.3	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.3).

23.4	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.4).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2025

CRH public limited company

/s/ Alan Connolly
By:	Alan Connolly
Title:	Interim Chief Financial Officer